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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 2001


                         ENBRIDGE ENERGY PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                (FORMERLY NAMED LAKEHEAD PIPE LINE PARTNERS, L.P.



     DELAWARE                      1-10934                      39-1715850
 (STATE OR OTHER            (COMMISSION FILE NO.)             (I.R.S. EMPLOYER
  JURISDICTION)                                              IDENTIFICATION NO.)
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                  1100 LOUISIANA, SUITE 3300, HOUSTON, TX 77002
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 650-8900


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ITEM 5.  OTHER EVENTS

         The Consolidated Statement of Financial Position of Enbridge Energy
Company, Inc., at September 30, 2001 has been prepared and is included as
Exhibit 99.1 to this Form 8-K. Enbridge Energy Company, Inc., is the General
Partner of Enbridge Energy Partners, L.P., and Enbridge Energy, Limited
Partnership.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS

Exhibit No.          Description

99.1     Consolidated Statement of Financial Position of Enbridge Energy
         Company, Inc. at September 30, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ENBRIDGE ENERGY PARTNERS, L.P.
                               (Registrant)

                                By: Enbridge Energy Company, Inc.
                                    as General Partner


                                    /s/  JODY L. BALKO
                                    Jody L. Balko
                                    Assistant Controller

Date: November 19, 2001


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                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Consolidated Statement of Financial Position of Enbridge Energy
                 Company, Inc. at September 30, 2001.